UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2008

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah		84108
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 584-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

See Item 2.03 below.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The following information is furnished pursuant to Item 1.01, “Entry into a Material Definitive Agreement” and Item 2.03, “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.”

On November 13, 2008, Huntsman International LLC (“Huntsman International”), a wholly-owned subsidiary of Huntsman Corporation, completed an amendment and expansion of its accounts receivable securitization program (the “Amended A/R Program”).  In connection with this amendment and expansion, among other things, the Amended A/R Program (1) added two subsidiaries of Huntsman International as receivables originators under the program, (2) increased the size of the program to an aggregate currency equivalent of approximately 575 million U.S. dollars, (3) added two new financial institutions as funding agents for their related commercial paper conduits and liquidity providers, and (4) extended the term of the program through November 12, 2009.  As a result of the Amended A/R Program, Huntsman International expects to have commercial paper conduit financing available at an interest rate equal to commercial paper cost of funds plus 150 basis points per annum.

In connection with the Amended A/R Program, the following agreements, among others, were entered into on November 13, 2008:

(i)  Second Amendment to the Second Amended and Restated Pooling Agreement, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the conduit purchasers party thereto as Series 2000-1 conduit purchasers, the several financial institutions party thereto as Series 2000-1 APA banks, the several financial institutions party thereto as funding agents, JPMorgan Chase Bank, N.A. as administrative agent and BNY Financial Services plc, the successor to J.P. Morgan Bank (Ireland) plc, as trustee, The Bank of New York Mellon, and JPMorgan Chase Bank, N.A.;

(ii) Second Amended and Restated 2000-1 Supplement to Second Amended and Restated Pooling Agreement, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the several financial institutions party thereto as funding agents, the Series 2000-1 Conduit Purchasers party thereto, the several financial institutions party thereto as Series 2000-1 APA Banks, J.P.Morgan Securities Ltd., JPMorgan Chase Bank, N.A., and BNY Financial Services plc, the successor to J.P.Morgan (Ireland) plc, as trustee.

(iii) Amendment to the Second Amended and Restated Servicing Agreement, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the various affiliates of Huntsman International LLC party thereto as local servicers, Huntsman International LLC, as servicer guarantor, BNY Financial Services plc, the successor to J.P.Morgan Bank (Ireland), as trustee, and PricewaterhouseCoopers LLP, as liquidation servicer.

The registrants have filed the agreements set forth in clauses (i) through (iii) above as exhibits to this periodic report on Form 8-K.

In connection with the Amended A/R Program, we terminated the short term committed revolving credit facility of our subsidiary, Huntsman (UK) Limited, entered into on June 30, 2008, of which nothing was drawn as of November 13, 2008.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibits
10.1

Second Amendment to the Second Amended and Restated Pooling Agreement, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the Series 2000-1 conduit purchasers party thereto, the several financial institutions party thereto as Series 2000-1 APA banks, the several financial institutions party thereto as funding agents, JPMorgan Chase Bank, N.A. as administrative agent and BNY Financial Services plc, the successor to J.P. Morgan Bank (Ireland) plc, as trustee, The Bank of New York Mellon, and JPMorgan Chase Bank, N.A., dated as of November 13, 2008.

10.2

Second Amended and Restated 2000-1 Supplement to Second Amended and Restated Pooling Agreement, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the several financial institutions party thereto as funding agents, the Series 2000-1 Conduit Purchasers party thereto, the several financial institutions party thereto as Series 2000-1 APA Banks, J.P.Morgan Securities Ltd., JPMorgan Chase Bank, N.A., and BNY Financial Services plc, the successor to J.P.Morgan (Ireland) plc, as trustee, dated as of November 13, 2008.

10.3

Amendment to the Second Amended and Restated Servicing Agreement, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the various affiliates of Huntsman International LLC party thereto as local servicers, Huntsman International LLC, as servicer guarantor, BNY Financial Services plc, the successor to J.P.Morgan Bank (Ireland), as trustee, and PricewaterhouseCoopers LLP, as liquidation servicer, dated as of November 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

/s/ Troy M. Keller
Troy M. Keller
Assistant Secretary

November 19, 2008

EXHIBIT INDEX

Number	Description of Exhibits
10.1

Second Amendment to the Second Amended and Restated Pooling Agreement, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the Series 2000-1 conduit purchasers party thereto, the several financial institutions party thereto as Series 2000-1 APA banks, the several financial institutions party thereto as funding agents, JPMorgan Chase Bank, N.A. as administrative agent and BNY Financial Services plc, as successor to J.P. Morgan Bank (Ireland) plc, as trustee, The Bank of New York Mellon, and JPMorgan Chase Bank, N.A., dated as of November 13, 2008.

10.2

Second Amended and Restated 2000-1 Supplement to Second Amended and Restated Pooling Agreement, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the several financial institutions party thereto as funding agents, the Series 2000-1 Conduit Purchasers party thereto, the several financial institutions party thereto as Series 2000-1 APA Banks, J.P.Morgan Securities Ltd., JPMorgan Chase Bank, N.A., and BNY Financial Services plc, as successor to J.P.Morgan (Ireland) plc, as trustee, dated as of November 13, 2008.

10.3

Amendment to the Second Amended and Restated Servicing Agreement, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the various affiliates of Huntsman International LLC party thereto as local servicers, Huntsman International LLC, as servicer guarantor, BNY Financial Services plc, as successor to J.P.Morgan Bank (Ireland), as trustee and PricewaterhouseCoopers LLP, as liquidation servicer, dated as of November 13, 2008.